                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               October 20, 1999


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)

ITEM 5.   Other Events
          ------------
          Third Quarter of 1999 Financial Results
          ---------------------------------------

On October 18, 1999, The Bank of New York Company, Inc. issued a press release containing unaudited interim financial information and accompanying discussion for the third quarter of 1999. Exhibit 99 is a copy of such press release and is incorporated herein by reference. In addition, as the Company has previously announced, it is cooperating fully with regulatory and law enforcement agencies in their investigations of various Russia related financial activities.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99 Unaudited interim financial information and accompanying discussion for the third quarter of 1999 contained in the press release dated October 18, 1999, of The Bank of New York
                         Company, Inc.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 20, 1999

                                          THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                            By:    /s/ Thomas J. Mastro
                                                   -------------------------
                                          Name:    Thomas J. Mastro
                                         Title:    Comptroller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Unaudited interim financial information and accompanying
                discussion for the third quarter of 1999 contained in the press release dated October 18, 1999, of The Bank of New York
                Company, Inc.